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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 21, 1998
                                                          ------------


                       DIGITAL TELEVISION SERVICES, INC.
                               DTS CAPITAL, INC.
     (Exact Name of Registrants as Specified in Their Respective Charters)




         Delaware                                             06-1473713
         Delaware                       333-36217             58-2332106
         --------                     333-36217-01           -------------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Numbers)      Identification Numbers)




    c/o Pegasus Communications Management Company;
    5 Radnor Corporate Center, Suite 454, Radnor, PA                  19087
    ------------------------------------------------                  -----
    (Address of principal executive offices)                        (Zip code)


      Registrants' telephone number, including area code: (888) 438-7488
                                                          --------------

         .............................................................
         (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrants' Certifying Accountant.


         On May 21, 1998, Digital Television Services, Inc. and DTS Capital, Inc. (collectively, the "Company") notified Arthur Andersen LLP ("AA") that AA's relationship as independent auditors for the Company had ceased. The Company terminated its relationship with AA due to the acquisition of the Company by Pegasus Communications Corporation ("PCC") on April 27, 1998. This decision did not result from any disagreement or dispute concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure, but was the result of a change in control of the Company's ownership and management. The decision to change accountants was approved by the Company's respective boards of directors.

         During the period from inception (January 30, 1996) through December 31, 1996, for the year ended December 31, 1997 and from January 1, 1998 through and including May 21, 1998, there were no disagreements between the Company and AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of AA, would have caused it to make a reference to the subject matters of such disagreements in connection with their report.

         The Company's financial statements for the year ending December 31, 1998 will be audited and reported on by Coopers & Lybrand L.L.P. ("C&L"), the independent auditors for PCC as of the date hereof. The Company has formally engaged C&L on May 21, 1998 as its newly appointed independent accountants to audit the Company's financial statements and express an opinion on such statements in the future.


Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(a)       Financial Statements - Not applicable

(b)       Pro Forma Financial Information - Not applicable

(c)       Exhibits

                  Exhibit 16 Letter from Arthur Andersen LLP required pursuant to Rule 304(a)(3) of Regulation S-K.

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                                  SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Digital Television Services, Inc. has duly caused this Report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            Digital Television Services, Inc.

      May 26, 1998                          By: /s/ Robert N. Verdecchio
-------------------------                   ------------------------------------
Date                                                Robert N. Verdecchio
                                                    Senior Vice President,
                                                    Chief Financial Officer and
                                                    Assistant Secretary


                                  SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, DTS Capital, Inc. has duly caused this Report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            DTS Capital, Inc.

      May 26, 1998                          By: /s/ Robert N. Verdecchio
-------------------------                   ------------------------------------
Date                                                Robert N. Verdecchio
                                                    Senior Vice President,
                                                    Chief Financial Officer and
                                                    Assistant Secretary

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